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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-92465) of FreeMarkets, Inc. and Subsidiaries of our reports dated January 31, 2000, except for Note 10 as to which the date is March 15, 2000, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Pittsburgh, Pennsylvania
March 15, 2000